Supplement Dated February 9, 2015
To The Prospectus Dated April 28, 2014 For

RETIREMENT LATITUDES®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

The following changes to the prospectus are effective February 9, 2015:

For Contracts purchased on or after February 9, 2015, the LifeGuard Freedom Flex DB is available for election at issue with the Income Stream Level 3 GAWA% Table. The Income Stream Level 1, Income Stream Level 2, Income Stream Level 4 and Income Stream Level 5 GAWA% Tables remain unavailable if the LifeGuard Freedom Flex DB is elected.

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(To be used with VC5995 04/14 and JMV5765 04/14)

JMV14667 2/15